Exhibit 10.2

AMENDMENT NO. 9 TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 9 TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT (this “Amendment”) is dated as of August 27, 2014 (the “Ninth Amendment Effective Date”) by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (the “Company”) and the Purchasers signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Note Purchase Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, the Company and the Purchasers are party to that certain Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Note Purchase Agreement”) pursuant to which, among other things, the Company issued and sold to the Purchasers those certain 18% Senior Subordinated Notes due 2011 in accordance with and pursuant to the terms and provisions of the Note Purchase Agreement;

WHEREAS, the Company has requested that the Purchasers agree to an amendment to the Note Purchase Agreement as set forth herein; and

WHEREAS, for good and valuable consideration, the Purchasers are willing to so amend the Note Purchase Agreement, all upon the terms and conditions as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below:

1.1     Section 11.6 of the Note Purchase Agreement is hereby amended by (1) deleting the occurrence of “and” at the end of clause (iii) thereof and (2) inserting the following new clauses (v) and (vi) immediately following clause (iv) thereof:

“, (v) the sale of some or all or substantially all of the assets of Narricot Industries LLC pursuant to a purchase agreement reasonably satisfactory to the Collateral Agent (the “Narricot Sale”), and (vi) the sale of all of the equity interests of Summit Yarn Holding I, Inc., a Delaware corporation, Summit Yarn Holding II, Inc., a Delaware corporation, and Summit Yarn LLC, a North Carolina limited liability company, in each case held by the Company or any of its Subsidiaries, and certain real and personal property assets related thereto, pursuant to an equity redemption agreement reasonably satisfactory to the Collateral Agent (the “Summit Sale”)”.

1.2     Schedule B (Defined Terms) to the Note Purchase Agreement is hereby amended by inserting the following new sentence immediately at the end thereof:

“From and after the occurrence of any Asset Disposition, EBITDA shall be calculated in a manner such that the applicable Asset Disposition shall be deemed to have occurred as of the first day of the most recently ended twelve month period ending as of the last day of the fiscal month immediately preceding the date of occurrence of such Asset Disposition (or to the extent such Asset Disposition occurs on the last day of a fiscal month, the twelve month period ending as of such date).”.

2.          Conditions to Effectiveness. This Amendment shall be effective on the date when the Required Holders determine that each of the following conditions have been met:

(a)     this Amendment shall have been duly executed and delivered by the Company and the Required Holders; and

(b)     receipt by the Purchasers of such other instruments and documents as they may reasonably request.

3.            Release of Liens. Each Purchaser hereby (i) consents to the execution, delivery and filing of, and (ii) authorizes and directs (x) the Collateral Agent to execute and deliver and (y) the Collateral Agent, the Company and each of their respective designees, as the case may be, to file, any partial releases and additional lien terminations as may be necessary or appropriate in connection with the Narricot Sale (as defined in the Amended Note Purchase Agreement after giving effect to this Amendment) and the Summit Sale (as defined in the Amended Note Purchase Agreement after giving effect to this Amendment).

4.            Miscellaneous.

4.1     Effect; Ratification.

(a)     Except as specifically set forth above, the Amended Note Purchase Agreement and the other Financing Documents and all payment and performance obligations and all liens granted thereunder shall remain in full force and effect and are hereby ratified and confirmed. The Company agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Amended Note Purchase Agreement or the other Financing Documents.

(b)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default (whether or not known to any Purchaser) or any right, power or remedy of the Purchasers under the Amended Note Purchase Agreement or any other Financing Document, nor constitute an amendment of any provision of the Amended Note Purchase Agreement or any other Financing Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Amended Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Note Purchase Agreement as amended hereby.

(c)     The Company acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Purchasers of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Amended Note Purchase Agreement or of any other Financing Document, (ii) to create a course of dealing or otherwise obligate any Purchaser to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Purchasers to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

4.2     Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax or electronic mail shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

4.3     Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

4.4     Financing Document. This Amendment shall constitute a Financing Document.

4.5     GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS THEREOF, BUT OTHERWISE WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES OF THE LAW THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY

INTERNATIONAL TEXTILE GROUP, INC.

By: /s/ Craig J. Hart

Name: Craig J. Hart

Title:   Vice President and Treasurer

Signature Page to Amendment No. 9 to Note Purchase Agreement

PURCHASERS AND COLLATERAL AGENT:

WLR RECOVERY FUND IV, L.P., as a Purchaser and as Collateral Agent

By: WLR Recovery Associates IV, LLC, its General Partner

By  /s/ David L. Wax

Name: David L. Wax

Title:   Principal Member

WLR IV PARALLEL ESC, L.P., as a Purchaser

By: INVESCO WLR IV Associates, LLC, its General Partner

By: /s/ David L. Wax

Name: David L. Wax

Title:   Principal Member

Signature Page to Amendment No. 9 to Note Purchase Agreement